UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FaZe Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FaZe Clan Announces Special Meeting of Stockholders

to Vote on Plan of Merger with GameSquare

Special meeting to take place virtually on February 16, 2024

Los Angeles (January 29, 2024) — FaZe Holdings Inc. (“FaZe Clan” or the “Company”) (Nasdaq: FAZE) today announced the Company is holding a special meeting of stockholders on February 16, 2024, at 11:00 a.m. PT (2:00 p.m. ET) to vote on the previously announced merger with GameSquare Holdings, Inc. (“GameSquare”) (Nasdaq: GAME). FaZe Clan’s shareholders of record as of the close of business on January 11, 2024, may attend the Special Meeting via a live interactive webcast at www.virtualshareholdermeeting.com/FAZE2024SM.

Additional information regarding the Special Meeting, including how to vote, are available via proxy materials filed by FaZe Clan with the U.S. Securities and Exchange Commission (the “SEC”), and can be found at https://investors.fazeclan.com/financial-information/sec-filings.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Toll Free: (800) 662-5200

Collect: (203) 658-9400

E-mail: FAZE@info.morrowsodali.com

For media relations information, please contact:

Chelsey Northern / The Untold

E: cn@wearetheuntold.com

T: (254) 855-4028

ABOUT FAZE CLAN

FaZe Holdings Inc. (Nasdaq: FAZE) (“FaZe Clan”) is one of the most prominent and influential gaming organizations in the world. Created by gamers, for gamers, FaZe began in 2010 by a group of internet kids who turned their passion into a successful career path and formed a die-hard community along the way. Today, FaZe Clan represents a vast roster of creators who aim to inspire the next generation in making their dreams a reality.

FaZe Clan operates across multiple verticals designed to reimagine gaming, sports, culture and entertainment. FaZe Clan has partnered with blue-chip brands such as Porsche, GHOST® and McDonald’s, and record-breaking fashion and lifestyle collaborations featuring Nike, Takashi Murakami, Lyrical Lemonade and more – all centered around its top-tier talent collective with gaming rooted at the core. Reaching over 500 million followers across social platforms globally, FaZe Clan’s roster consists of world-class gamers, streamers, content creators and esports professionals known for delivering disruptive, original content, and its gaming division houses 10+ competitive esports teams.

The content of any website referenced or hyperlinked in this communication is neither incorporated into, nor part of, this communication. For more information about FaZe Clan, visit www.fazeclan.com, investor.fazeclan.com and follow FaZe Clan on Twitter, Instagram, YouTube, TikTok, and Twitch.

FORWARD LOOKING STATEMENTS:

The information in this communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur.  These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expects,” “estimates,” “will,” “continue,” “increase,” and/or similar expressions that concern strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available.

Forward-looking statements are based on various assumptions and subject to various risks, whether or not identified herein, and on the current expectations of management and are not predictions of actual performance. These risks include, among other things: failure to obtain applicable stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; the potential impact of the consummation of the transaction on FaZe Clan’s, GameSquare’s or the combined company’s relationships with suppliers, customers, employers and regulators and demand for the combined company’s products and services. A more fulsome discussion of the risks related to the proposed transaction is included in the proxy statement related to the Special Meeting filed by FaZe Clan with the SEC on January 26, 2024.

Additional Information and Where to Find It

In connection with the proposed transaction, GameSquare has filed with the SEC a registration statement on Form F-4 that includes a proxy statement of FaZe Clan and that also constitutes a prospectus with respect to shares of GameSquare’s common stock to be issued in the proposed transaction (the “proxy statement/prospectus”). Each of GameSquare and FaZe Clan may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or any other document that GameSquare or FaZe Clan may file with the SEC. The proxy statement/prospectus will be distributed to stockholders of FaZe Clan. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about GameSquare, FaZe Clan and the proposed transaction, through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities or any such solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

GameSquare, FaZe Clan and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Game and FaZe Clan, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents using the source indicated above.

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